I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 20, 2025, Old Second Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Of the 45,047,151 shares of common stock eligible to vote at the Annual Meeting, 37,762,473 shares were represented in person or by proxy, representing approximately 83.83% of the outstanding shares. At the Annual Meeting, the stockholders elected Edward Bonifas, Gary Collins, Keith Kotche, and Jill York as Class III directors to serve a term expiring in 2028, and voted on the five additional proposals listed below. Further detail on each of the matters voted on by the stockholders is available in the Company’s Definitive Proxy Statement.

The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

1)	Election of four Class III directors to serve a three-year term expiring in 2028 and until their respective successors are duly elected and qualified:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Edward Bonifas	30,108,690	3,651,849	441,317	3,560,617
Gary Collins	32,611,720	1,339,406	250,730	3,560,617
Keith Kotche	32,181,589	1,884,873	135,394	3,560,617
Jill York	32,304,853	1,673,138	223,865	3,560,617

2)	A non-binding, advisory vote, to approve the compensation of our named executive officers (the “say-on-pay” vote):

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,418,805	2,029,024	754,027	3,560,617

3)	A proposal to adopt an amendment to our Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock from 60,000,000 shares, par value $1.00 per share, to 120,000,000, par value $1.00 per share.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,568,142	1,015,759	178,572	0

4)	A proposal to approve the Old Second Bancorp, Inc. 2019 Equity Incentive Plan, as amended and restated, to increase the number of shares of common stock authorized for issuance under the plan by 800,000 shares, from 1,800,000 shares to 2,600,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,163,273	2,858,538	180,045	3,560,617

5)	A proposal to approve, in a non-advisory vote, of the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
31,004,549	117,416	2,330,776	749,115	3,560,617

6)	A proposal to ratify Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2025:

6,814,346
Votes For	Votes Against	Abstentions	Broker Non-Votes
36,856,243	802,210	104,020	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: May 20, 2025	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer